UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant     ☒

Filed by a party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DASEKE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Vote at the Meeting – If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. c/o Continental Stock Transfer & Trust Co. 1 State Street, New York NY 10004 Daseke, Inc. 15455 Dallas Parkway, Suite 550 Addison, TX 75001 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on June 8, 2023 Dear Stockholder, The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Daseke, Inc. (the “Company”) will be conducted virtually over the Internet on Thursday, June 8, 2023, at 11:00 AM (Central time). You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/daseke/2023. Proposals to be considered at the Annual Meeting: 1. To consider and act upon a proposal to elect to the Company’s Board of Directors 8 persons nominated by the Board of Directors; 2. To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; 3. To consider and act upon, by a non-binding advisory vote, a resolution to approve the compensation of the Company’s named executive officers; 4. To approve an amendment and restatement of the Company’s 2017 Omnibus Incentive Plan; and 5. To address such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2, 3 and 4. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. To view the proxy materials and attend the Annual Meeting, please go to: https://www.cstproxy.com/daseke/2023 CONTROL NUMBER Stockholders are cordially invited to attend the virtual Annual Meeting and to vote on the Internet or any mobile device.

ACCESSING YOUR PROXY MATERIALS ONLINE Have thisnotice availablewhen yourequest apaper copyoftheproxymaterials or to vote your proxy electronically. You must reference your control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/daseke/2023 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. Daseke, Inc. 15455 Dallas Parkway, Suite 550 Addison, TX 75001 Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be Held on June 8, 2023 The following proxy materials are available to you to review at: https://www.cstproxy.com/daseke/2023 - the Company’s Annual Report for the year ended December 31, 2022 - the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders - the proxy card - any amendments to the foregoing materials that are required to be furnished to stockholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 25, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.